                                                                   EXHIBIT 10.48


                            COLLATERAL ASSIGNMENT OF

                             PATENTS AND TRADEMARKS


        THIS COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS (this "Assignment"), dated as of August 16, 1996, is entered into by and between NBF, Inc., a Georgia corporation ("Assignor") with its chief executive office located at 222 West Airport Freeway, Irving, Texas 75062 and Foothill Capital Corporation, a California corporation ("Assignee") with its chief executive office 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California
90025, in light of the following facts:

                                    RECITALS

        A. Assignor has requested that Assignee enter into that certain Loan and Security Agreement, of even date herewith, with Assignor (the "Loan Agreement"), pursuant to which Assignee will extend certain loans and financial accommodations to Assignor as described therein.

        B. In order to induce Assignee to enter into the Loan Agreement, Assignor has agreed to assign to Assignee the rights to all of Assignor's currently existing and hereafter acquired or arising patents and trademarks pursuant to this Assignment.

        NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees with Assignee as follows:

        1. To secure the complete and timely satisfaction of any and all debts, liabilities, obligations or undertakings owing by Assignor to Assignee of any kind or description, arising under, advanced pursuant to, or evidenced by the Loan Agreement, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses (as defined in the Loan Agreement) which Assignor is required to pay or reimburse pursuant to the Loan Agreement or by law (collectively, the "Obligations"), Assignor hereby grants, assigns and conveys to Assignee all of Assignor's right, title and interest (but not the obligation to register) in and to all presently existing and hereafter acquired or arising patents and trademarks including, without limitation, the trademark applications and trademarks listed in Schedule A attached hereto and trademark registrations identified therein, and the patent applications and patents listed in Schedule B attached hereto (all as may be amended pursuant hereto from time to time), all proceeds of infringement suits thereof, the right (but not the obligation) to sue for past, present and future infringements thereof and all rights (but not obligations) corresponding thereto, and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents and Trademarks" individually, the "Patents" and the "Trademarks"), and in and to the goodwill and assets of the business to which each of the Trademarks relate (the "Associated Goodwill").

        2. Assignor shall execute and deliver to Assignee concurrently with Assignor's execution of this Assignment, and from time to time hereafter at the request of Assignee, all assignments, powers of attorney, financing statements, continuation financing statements, security agreements, chattel mortgages, and all other documents that Assignee may reasonably request, in form reasonably satisfactory to Assignee and its counsel, to perfect and maintain perfected Assignee's interests in the Patents and Trademarks and the Associated Goodwill, and in order to consummate fully all of the transactions contemplated under this Assignment and the Loan Agreement.

        3.      Assignor covenants and warrants that:

                a. The Patents and Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                b. To the best of Assignor's knowledge, each of the Patents and Trademarks is valid and enforceable;

                c. To the best of Assignor's knowledge, no claim has been made that the use of any or all of the Patents or Trademarks does, or may, violate the rights of any third person;

                d. Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents and Trademarks, free and clear of any voluntary or involuntary liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons (collectively, "Liens"), except as specifically set forth in the Loan Agreement and those licenses and sublicenses which are existing as of the date hereof and those licenses and sublicenses which may be entered into after the date hereof in the ordinary course of Assignor's business;

                e. Assignor has the unqualified right to enter into this Assignment and perform its terms;

                f. Assignor has used, and will continue to use for the duration of this Assignment, proper statutory notice in connection with its use of the Patents and Trademarks;

                g. Assignor has used, and its permitted licensees and sublicensees have used, and will continue to use for the duration of this Assignment, consistent standards of quality in its provision of services and manufacture of products sold under the Patents and Trademarks, which standards shall be at least equivalent to the standards used by Assignor as of the date of this Assignment, and Assignor shall provide to Assignee an officer's certificate to that effect, and Assignor will make or permit no change with respect thereto without the prior written consent of Assignee;

                h. The Patents and Trademarks listed in Schedules A and B, respectively, constitute all Patents and Trademarks now owned by Assignor or in which Assignor has an interest as of the date hereof;

                i. During the term of the Loan Agreement, Assignor will herein keep each and all of the Patents and Trademarks and the registrations with respect thereto, free and clear of all Liens (except as specifically set forth in the Loan Agreement or as otherwise permitted herein), and Assignor will take all steps necessary to maintain in force and renew each and all of the Patents and Trademarks.

        4. Assignor hereby grants to Assignee and its employees and agents, on behalf of itself and its permitted licensees and sublicensees, the right to visit Assignor's and its permitted licensees and sublicensees offices and facilities which provide services or manufacture, inspect or store products sold under or covered by any of the Patents or Trademarks, and to audit and inspect the products and quality control records relating thereto at reasonable times during regular business hours and upon at least one (1) business day's prior written notice to Assignor. Assignor shall do any and all acts required by Assignee to ensure Assignor's compliance with paragraph 3(g).

        5. Assignor agrees that, until all of the Obligations shall have been satisfied indefeasibly and in full and the Loan Agreement terminated, it will not enter into any agreement, except as otherwise permitted herein, encumbering, transferring, permitting the use of, or affecting any of the Patents or the Trademarks, or which is inconsistent with Assignor's obligations under this Assignment, without Assignee's prior written consent, which shall not be unreasonably withheld. Assignor further agrees that it will not take any action, or permit any action to be taken by any affiliate of Assignor or other person subject to Assignor's control, or fail to take any reasonable action, if such action or failure would affect the validity or enforcement of the rights transferred to Assignee under this Assignment.

        6. If, before the Obligations shall have been satisfied indefeasibly and in full, Assignor shall obtain rights to any new trademarks or patentable inventions, or become entitled to the benefit of any new trademarks or patents, including without limitation, any improvement on any Patents, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give Assignee prompt written notice thereof.

        7. Assignor authorizes Assignee to modify this Assignment by amending Schedule A and/or B, as applicable, to include any future trademarks or patents and trademark or patent applications covered by paragraphs 1 and 6 hereof, and to re-record this Assignment from time to time as Assignee sees fit.

        8. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Loan Agreement), Assignee hereby grants to Assignor the exclusive, non-transferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents, and to use the Trademarks and registrations with respect thereto on and in connection with services provided or products sold by Assignor, for Assignor's own benefit and account and for none other, except that Assignor shall be permitted to license and sublicense the Patents and Trademarks in the ordinary course of Assignor's business. Assignor hereby indemnifies Assignee from any claims, suits, losses and damages, including attorneys' fees, arising from Assignor's use and permitted licensees' and sublicensees' use of the Patents and Trademarks, and its operations conducted pursuant to this paragraph 8.
This indemnity shall survive termination of this Assignment. Except as otherwise provided herein, Assignor agrees not to sell or assign its interest in, or grant any license or sublicense under the license granted to Assignor in this paragraph 8, without the prior written consent of Assignee, which shall not be unreasonably withheld.

        9. If any Event of Default shall have occurred and be continuing, upon notice from Assignee to Assignor (as provided in the Loan Agreement), Assignor's license under the Patents and Trademarks, as set forth in paragraph 8, shall terminate forthwith, and Assignee shall have, in addition to all other rights and remedies given it by this Assignment, and the Loan Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents and Trademarks may be located and, without limiting the generality of the foregoing, Assignee may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived and, within the discretion of Assignee, with or without advertisement, sell at public or private sale or otherwise realize upon all or from time to time any of the Patents, Trademarks and the Associated Goodwill, or any interest which Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents and Trademarks all expenses (including all reasonable broker's fees and attorneys' fees), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after full and indefeasible payment of the Obligations shall be paid over to Assignor. Notice of any sale or other disposition of the Patents and Trademarks shall be given to Assignor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents and Trademarks is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Patents and Trademarks and the Associated Goodwill sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

        10. At such time as Assignor shall completely and indefeasibly satisfy the Obligations, this Assignment shall terminate and Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, Trademarks and the Associated Goodwill, subject to any disposition thereof which may have been made by Assignee pursuant hereto or pursuant to the Loan Agreement.

        11. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by Assignee in connection with the preparation of this Assignment and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, renewal fees and encumbrances, or otherwise in protecting, maintaining or preserving the Patents, Trademarks and the Associated Goodwill, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and the Associated Goodwill, shall be borne and paid by Assignor on demand by Assignee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

        12. Assignor shall have the duty, through counsel acceptable to Assignee, to prosecute diligently any patent and trademark applications of the Patents and Trademarks pending as of the date of this Assignment or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks and patentable but unpatented inventions, to file and prosecute opposition and cancellation proceedings, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Patents, the Trademarks and the Associated Goodwill. Any expenses incurred in connection with the Patents and Trademarks as provided herein shall be borne by Assignor. Except as otherwise provided herein, Assignor shall not abandon any right to file a patent or trademark application, or any pending patent or trademark application, or any of the Patents and Trademarks without the consent of Assignee, which consent shall not be unreasonably withheld.

        13. Assignee shall have the right, but shall in no way be obligated, to bring any opposition proceedings, cancellation proceedings or suit in its own name to enforce or protect the Patents and Trademarks, and any license thereunder, in which event Assignor shall at the request of Assignee do any and all lawful acts and execute any and all proper documents reasonably required by Assignee in aid of such enforcement. Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all damages, costs and expenses, including reasonable attorneys' fees and expenses, incurred by Assignee in the fulfillment of the provisions of this paragraph 13.

        14. In the event of the occurrence of an Event of Default under the Loan Agreement, Assignor hereby authorizes and empowers Assignee to make, constitute and appoint any officer or agent of Assignee as Assignee may select, in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use or make use of the Patents, the Trademarks and the Associated Goodwill, or to grant or issue any exclusive or nonexclusive license under the Patents and Trademarks to anyone else, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Patents and Trademarks, registrations with respect thereto, and the Associated Goodwill, to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Assignment.

        15. If Assignor fails to comply with any of its obligations hereunder, Assignee may, upon notice to Assignor, perform such obligations, in Assignor's name or in Assignee's name, but at Assignor's expense, and Assignor hereby agrees to reimburse, and on demand to indemnify and hold harmless, Assignee, its successors, assigns, agents and servants, in full for any and all claims, damages, losses, liabilities, demands, causes of action, and any costs and expenses, including reasonable attorneys' fees, incurred by Assignee in connection with this Assignment or in protecting, defending and maintaining the Patents and Trademarks including, without limitation, the loss of any Patents or Trademarks or registrations with respect thereto, the Associated Goodwill, or other rights, whether as a result of the assignment to Assignee hereunder, the exercise or nonexercise by Assignee of any rights, remedies, including foreclosure and sale or licensing remedies, or privileges granted to Assignee hereunder or by law, or otherwise.

        16. Notwithstanding anything to the contrary contained in this Assignment, Assignor shall have the right to abandon such Patents and Trademarks which it deems to be immaterial or not useful to its business.

        17. No course of dealing between Assignor and Assignee, or any failure to exercise, or any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        18. All of Assignee's rights and remedies with respect to the Patents, the Trademarks and the Associated Goodwill, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

        19. The provisions of this Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Assignment in any jurisdiction.

        20. This Assignment cannot be changed, modified, amended, or terminated except by a written document signed by both Assignor and Assignee, except as provided in paragraph 7.

        21. This Assignment shall bind and inure to the benefit of the respective successors and assigns of Assignor and Assignee; provided, however, Assignor may not assign this Assignment or any rights hereunder without Assignee's prior written consent and any prohibited assignment shall be absolutely void. No such consent to an assignment by Assignee shall release Assignor from its Obligations to Assignee.

        22. Assignee reserves the right, upon an Event of Default under the Loan Agreement, to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in the rights hereunder; provided that, with respect to any sale, assignment, transfer or negotiation by Assignee of less than all of the rights and benefits hereunder, Assignee shall cause such title to the Patents and Trademarks as exists in the name of Assignee pursuant to this Assignment to remain in Assignee's name. In connection with any such sale, assignment, transfer, negotiation or participation, Assignee may disclose all documents and information which Assignee now or hereafter may have relating to Assignor, Assignor's business, the Patents or the Trademarks to any such prospective or permitted transferee, if such transferee agrees to be bound by the confidentiality provisions of the Loan Agreement.

        23. The validity of this Assignment, its construction, interpretation, and enforcement and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. The parties agree that all actions or proceedings arising in connection with this Assignment shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California. ASSIGNOR AND ASSIGNEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS ASSIGNMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23.

        24. All notices or demands by any party hereto to the other party and relating to this Assignment shall be made in the manner and to the addresses set forth in the notices provision of the Loan Agreement.

        25. Unless the context of this Assignment clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder" and similar terms in this Assignment refer to this Assignment as a whole and not to any particular provision of this Assignment. Article, section, subsection, exhibit, and schedule references are to this Assignment unless otherwise specified.

        WITNESS the execution hereof under seal as of the day and year first above written.

                                        BOLLINGER INDUSTRIES, L.P.,
                                        A Texas limited partnership

                                        By:  Bollinger Operating Corp.,
                                               general partner



                                               By: /s/ BOBBY D. BOLLINGER
                                                   ----------------------------

                                               Its: Vice Chairman
                                                    ---------------------------



                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation



                                        By:  /s/ PATRICIA McLOUGHLIN
                                            -----------------------------------

                                        Title: SVP
                                               --------------------------------

[Attach appropriate notarial acknowledgement.]

                                   SCHEDULE A

                              (List of Trademarks)


1.  [Name of Mark]
    Registration No:
    Registration Date:
    Serial No.:
    Filing Date:

                                                                     SCHEDULE B
                     INTELLECTUAL PROPERTY STATUS REPORT
                  PATENTS OWNED BY BOLLINGER INDUSTRIES, LP


--------------------------------------------------------------------------------
                                              SERIAL NO.           ISSUE NO.
             PATENT TITLE                    FILING DATE          ISSUE DATE
--------------------------------------------------------------------------------

Spring Type Exercising Device                  631,860            4,022,463
                                              11/14/75

Hand Exercise Weights                          579,062            4,556,215
                                               2/10/84             12/3/85

Hand Exercise Weights                          579,062            4,575,075
                                               2/10/84             3/11/86

Cross Country Ski Exercise                   7/122,459            4,804,178
Device (Easy Glider Exercise                  11/19/87             2/14/89
Device)

Cross Country Ski Exerciser                  7/183,179             D315,764
Easy Glider Exercise Device                   04/19/88             03/26/91

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Bobby Bollinger,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that he executed
                                           the same in his authorized capacity,
                                           and that by his signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[x]  CORPORATE OFFICER(S)

                                            COLLATERAL ASSIGNMENT OF PATENTS
                                            AND TRADEMARKS
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
                                                     NUMBER OF PAGES
[ ]  ATTORNEY-IN-FACT

[ ]  TRUSTEE(S)
                                                     August 16, 1996
[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))

Bollinger Operating Corp.
-------------------------------------

================================================================================

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Patricia McLoughlin,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that her executed
                                           the same in her authorized capacity,
                                           and that by her signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[x]  CORPORATE OFFICER(S)

                                            COLLATERAL ASSIGNMENT OF PATENTS
                                            AND TRADEMARKS
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
                                                     NUMBER OF PAGES
[ ]  ATTORNEY-IN-FACT

[ ]  TRUSTEE(S)
                                                     August 16, 1996
[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))

Foothill Capital Corporation
-------------------------------------

================================================================================

                            COLLATERAL ASSIGNMENT OF

                             PATENTS AND TRADEMARKS


        THIS COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS (this "Assignment"), dated as of August 16, 1996, is entered into by and between Bollinger Industries, L.P., a Texas limited partnership ("Assignor") with its chief executive office located at 222 West Airport Freeway, Irving, Texas 75062 and Foothill Capital Corporation, a California corporation ("Assignee") with its chief executive office 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, in light of the following facts:

                                    RECITALS

        A. Assignor has requested that Assignee enter into that certain Loan and Security Agreement, of even date herewith, with Assignor (the "Loan Agreement"), pursuant to which Assignee will extend certain loans and financial accommodations to Assignor as described therein.

        B. In order to induce Assignee to enter into the Loan Agreement, Assignor has agreed to assign to Assignee the rights to all of Assignor's currently existing and hereafter acquired or arising patents and trademarks pursuant to this Assignment.

        NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees with Assignee as follows:

        1. To secure the complete and timely satisfaction of any and all debts, liabilities, obligations or undertakings owing by Assignor to Assignee of any kind or description, arising under, advanced pursuant to, or evidenced by the Loan Agreement, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses (as defined in the Loan Agreement) which Assignor is required to pay or reimburse pursuant to the Loan Agreement or by law (collectively, the "Obligations"), Assignor hereby grants, assigns and conveys to Assignee all of Assignor's right, title and interest (but not the obligation to register) in and to all presently existing and hereafter acquired or arising patents and trademarks including, without limitation, the trademark applications and trademarks listed in Schedule A attached hereto and trademark registrations identified therein, and the patent applications and patents listed in Schedule B attached hereto (all as may be amended pursuant hereto from time to time), all proceeds of infringement suits thereof, the right (but not the obligation) to sue for past, present and future infringements thereof and all rights (but not obligations) corresponding thereto, and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents and Trademarks" individually, the "Patents" and the "Trademarks"), and in and to the goodwill and assets of the business to which each of the Trademarks relate (the "Associated Goodwill").

        2. Assignor shall execute and deliver to Assignee concurrently with Assignor's execution of this Assignment, and from time to time hereafter at the request of Assignee, all assignments, powers of attorney, financing statements, continuation financing statements, security agreements, chattel mortgages, and all other documents that Assignee may reasonably request, in form reasonably satisfactory to Assignee and its counsel, to perfect and maintain perfected Assignee's interests in the Patents and Trademarks and the Associated Goodwill, and in order to consummate fully all of the transactions contemplated under this Assignment and the Loan Agreement.

        3.      Assignor covenants and warrants that:

                a. The Patents and Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                b. To the best of Assignor's knowledge, each of the Patents and Trademarks is valid and enforceable;

                c. To the best of Assignor's knowledge, no claim has been made that the use of any or all of the Patents or Trademarks does, or may, violate the rights of any third person;

                d. Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents and Trademarks, free and clear of any voluntary or involuntary liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons (collectively, "Liens"), except as specifically set forth in the Loan Agreement and those licenses and sublicenses which are existing as of the date hereof and those licenses and sublicenses which may be entered into after the date hereof in the ordinary course of Assignor's business;

                e. Assignor has the unqualified right to enter into this Assignment and perform its terms;

                f. Assignor has used, and will continue to use for the duration of this Assignment, proper statutory notice in connection with its use of the Patents and Trademarks;

                g. Assignor has used, and its permitted licensees and sublicensees have used, and will continue to use for the duration of this Assignment, consistent standards of quality in its provision of services and manufacture of products sold under the Patents and Trademarks, which standards shall be at least equivalent to the standards used by Assignor as of the date of this Assignment, and Assignor shall provide to Assignee an officer's certificate to that effect, and Assignor will make or permit no change with respect thereto without the prior written consent of Assignee;

                h. The Patents and Trademarks listed in Schedules A and B, respectively, constitute all Patents and Trademarks now owned by Assignor or in which Assignor has an interest as of the date hereof;

                i. During the term of the Loan Agreement, Assignor will herein keep each and all of the Patents and Trademarks and the registrations with respect thereto, free and clear of all Liens (except as specifically set forth in the Loan Agreement or as otherwise permitted herein), and Assignor will take all steps necessary to maintain in force and renew each and all of the Patents and Trademarks.

        4. Assignor hereby grants to Assignee and its employees and agents, on behalf of itself and its permitted licensees and sublicensees, the right to visit Assignor's and its permitted licensees and sublicensees offices and facilities which provide services or manufacture, inspect or store products sold under or covered by any of the Patents or Trademarks, and to audit and inspect the products and quality control records relating thereto at reasonable times during regular business hours and upon at least one (1) business day's prior written notice to Assignor. Assignor shall do any and all acts required by Assignee to ensure Assignor's compliance with paragraph 3(g).

        5. Assignor agrees that, until all of the Obligations shall have been satisfied indefeasibly and in full and the Loan Agreement terminated, it will not enter into any agreement, except as otherwise permitted herein, encumbering, transferring, permitting the use of, or affecting any of the Patents or the Trademarks, or which is inconsistent with Assignor's obligations under this Assignment, without Assignee's prior written consent, which shall not be unreasonably withheld. Assignor further agrees that it will not take any action, or permit any action to be taken by any affiliate of Assignor or other person subject to Assignor's control, or fail to take any reasonable action, if such action or failure would affect the validity or enforcement of the rights transferred to Assignee under this Assignment.

        6. If, before the Obligations shall have been satisfied indefeasibly and in full, Assignor shall obtain rights to any new trademarks or patentable inventions, or become entitled to the benefit of any new trademarks or patents, including without limitation, any improvement on any Patents, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give Assignee prompt written notice thereof.

        7. Assignor authorizes Assignee to modify this Assignment by amending Schedule A and/or B, as applicable, to include any future trademarks or patents and trademark or patent applications covered by paragraphs 1 and 6 hereof, and to re-record this Assignment from time to time as Assignee sees fit.

        8. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Loan Agreement), Assignee hereby grants to Assignor the exclusive, non-transferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents, and to use the Trademarks and registrations with respect thereto on and in connection with services provided or products sold by Assignor, for Assignor's own benefit and account and for none other, except that Assignor shall be permitted to license and sublicense the Patents and Trademarks in the ordinary course of Assignor's business. Assignor hereby indemnifies Assignee from any claims, suits, losses and damages, including attorneys' fees, arising from Assignor's use and permitted licensees' and sublicensees' use of the Patents and Trademarks, and its operations conducted pursuant to this paragraph 8.
This indemnity shall survive termination of this Assignment. Except as otherwise provided herein, Assignor agrees not to sell or assign its interest in, or grant any license or sublicense under the license granted to Assignor in this paragraph 8, without the prior written consent of Assignee, which shall not be unreasonably withheld.

        9. If any Event of Default shall have occurred and be continuing, upon notice from Assignee to Assignor (as provided in the Loan Agreement), Assignor's license under the Patents and Trademarks, as set forth in paragraph 8, shall terminate forthwith, and Assignee shall have, in addition to all other rights and remedies given it by this Assignment, and the Loan Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents and Trademarks may be located and, without limiting the generality of the foregoing, Assignee may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived and, within the discretion of Assignee, with or without advertisement, sell at public or private sale or otherwise realize upon all or from time to time any of the Patents, Trademarks and the Associated Goodwill, or any interest which Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents and Trademarks all expenses (including all reasonable broker's fees and attorneys' fees), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after full and indefeasible payment of the Obligations shall be paid over to Assignor. Notice of any sale or other disposition of the Patents and Trademarks shall be given to Assignor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents and Trademarks is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Patents and Trademarks and the Associated Goodwill sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

        10. At such time as Assignor shall completely and indefeasibly satisfy the Obligations, this Assignment shall terminate and Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, Trademarks and the Associated Goodwill, subject to any disposition thereof which may have been made by Assignee pursuant hereto or pursuant to the Loan Agreement.

        11. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by Assignee in connection with the preparation of this Assignment and all other documents relating hereto, and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, renewal fees and encumbrances, or otherwise in protecting, maintaining or preserving the Patents, Trademarks and the Associated Goodwill, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and the Associated Goodwill, shall be borne and paid by Assignor on demand by Assignee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

        12. Assignor shall have the duty, through counsel acceptable to Assignee, to prosecute diligently any patent and trademark applications of the Patents and Trademarks pending as of the date of this Assignment or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks and patentable but unpatented inventions, to file and prosecute opposition and cancellation proceedings, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Patents, the Trademarks and the Associated Goodwill. Any expenses incurred in connection with the Patents and Trademarks as provided herein shall be borne by Assignor. Except as otherwise provided herein, Assignor shall not abandon any right to file a patent or trademark application, or any pending patent or trademark application, or any of the Patents and Trademarks without the consent of Assignee, which consent shall not be unreasonably withheld.

        13. Assignee shall have the right, but shall in no way be obligated, to bring any opposition proceedings, cancellation proceedings or suit in its own name to enforce or protect the Patents and Trademarks, and any license thereunder, in which event Assignor shall at the request of Assignee do any and all lawful acts and execute any and all proper documents reasonably required by Assignee in aid of such enforcement. Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all damages, costs and expenses, including reasonable attorneys' fees and expenses, incurred by Assignee in the fulfillment of the provisions of this paragraph 13.

        14. In the event of the occurrence of an Event of Default under the Loan Agreement, Assignor hereby authorizes and empowers Assignee to make, constitute and appoint any officer or agent of Assignee as Assignee may select, in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use or make use of the Patents, the Trademarks and the Associated Goodwill, or to grant or issue any exclusive or nonexclusive license under the Patents and Trademarks to anyone else, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Patents and Trademarks, registrations with respect thereto, and the Associated Goodwill, to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Assignment.

        15. If Assignor fails to comply with any of its obligations hereunder, Assignee may, upon notice to Assignor, perform such obligations, in Assignor's name or in Assignee's name, but at Assignor's expense, and Assignor hereby agrees to reimburse, and on demand to indemnify and hold harmless, Assignee, its successors, assigns, agents and servants, in full for any and all claims, damages, losses, liabilities, demands, causes of action, and any costs and expenses, including reasonable attorneys' fees, incurred by Assignee in connection with this Assignment or in protecting, defending and maintaining the Patents and Trademarks including, without limitation, the loss of any Patents or Trademarks or registrations with respect thereto, the Associated Goodwill, or other rights, whether as a result of the assignment to Assignee hereunder, the exercise or nonexercise by Assignee of any rights, remedies, including foreclosure and sale or licensing remedies, or privileges granted to Assignee hereunder or by law, or otherwise.

        16. Notwithstanding anything to the contrary contained in this Assignment, Assignor shall have the right to abandon such Patents and Trademarks which it deems to be immaterial or not useful to its business.

        17. No course of dealing between Assignor and Assignee, or any failure to exercise, or any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        18. All of Assignee's rights and remedies with respect to the Patents, the Trademarks and the Associated Goodwill, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

        19. The provisions of this Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Assignment in any jurisdiction.

        20. This Assignment cannot be changed, modified, amended, or terminated except by a written document signed by both Assignor and Assignee, except as provided in paragraph 7.

        21. This Assignment shall bind and inure to the benefit of the respective successors and assigns of Assignor and Assignee; provided, however, Assignor may not assign this Assignment or any rights hereunder without Assignee's prior written consent and any prohibited assignment shall be absolutely void. No such consent to an assignment by Assignee shall release Assignor from its Obligations to Assignee.

        22. Assignee reserves the right, upon an Event of Default under the Loan Agreement, to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in the rights hereunder; provided that, with respect to any sale, assignment, transfer or negotiation by Assignee of less than all of the rights and benefits hereunder, Assignee shall cause such title to the Patents and Trademarks as exists in the name of Assignee pursuant to this Assignment to remain in Assignee's name. In connection with any such sale, assignment, transfer, negotiation or participation, Assignee may disclose all documents and information which Assignee now or hereafter may have relating to Assignor, Assignor's business, the Patents or the Trademarks to any such prospective or permitted transferee, if such transferee agrees to be bound by the confidentiality provisions of the Loan Agreement.

        23. The validity of this Assignment, its construction, interpretation, and enforcement and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. The parties agree that all actions or proceedings arising in connection with this Assignment shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California. ASSIGNOR AND ASSIGNEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS ASSIGNMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23.

        24. All notices or demands by any party hereto to the other party and relating to this Assignment shall be made in the manner and to the addresses set forth in the notices provision of the Loan Agreement.

        25. Unless the context of this Assignment clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder" and similar terms in this Assignment refer to this Assignment as a whole and not to any particular provision of this Assignment. Article, section, subsection, exhibit, and schedule references are to this Assignment unless otherwise specified.

        WITNESS the execution hereof under seal as of the day and year first above written.

                                        BOLLINGER INDUSTRIES, INC.,
                                        a Delaware corporation

                                        By:  Bollinger Operating Corp.,
                                               general partner


                                               By: /s/ BOBBY D. BOLLINGER
                                                   ----------------------------

                                               Its: Vice Chairman
                                                    ---------------------------



                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By:  /s/ PATRICIA McLOUGHLIN
                                            -----------------------------------

                                        Title: SVP
                                               --------------------------------



[Attach appropriate notarial acknowledgement.]

                                   SCHEDULE A
                              (List of Trademarks)
                                    Owned by
                       Bollinger Industries, Incorporated
                             a Delaware Corporation

1.   BOLLINGER HEALTHCARE
     Registration No.:    1884788
     Registration Date:   19950321
     Serial No.:          74-439570
     Filing Date:         19930924

2.   SOLAR
     Registration No.:    1888545
     Registration Date:   19950411
     Serial No.:          74-439573
     Filing Date:         19930924

3.   CAMLOCK
     Registration No.:    1853716
     Registration Date:   19940913
     Serial No.:          74-439574
     Filing Date:         19930924

4.   STARLOCK
     Registration No.:    1873968
     Registration Date:   19950117
     Serial No.:          74-439608
     Filing Date:         19930924

5.   SATURN
     Registration No.:    1933786
     Registration Date:   19951107
     Serial No.:          74-439778
     Filing Date:         19930924

6.   BOLLINGER FITNESS PRODUCTS FOR
     EVERY BODY
     Registration No.:    1849841
     Registration Date:   19940816
     Serial No.:          74-440054
     Filing Date:         19930924

7.   BOLLINGER FITNESS PRODUCTS FOR
     EVERY BODY
     Registration No.:    1879635
     Registration Date:   19950221
     Serial No.:          74-440174
     Filing Date:         19930927

8.   PROTEC
     Registration No.:    1875358
     Registration Date:   19950124
     Serial No.:          74-440661
     Filing Date:         19930927

9.   SOFTSTEP
     Registration No.:    1891222
     Registration Date:   19950425
     Serial No.:          74-517765
     Filing Date:         19940428

10.  ULTRAARM
     Registration No.:    1895195
     Registration Date:   19950523
     Serial No.:          74-517766
     Filing Date:         19940428

11.  TONE-UP 1-2-3
     Registration No.:    Notice of Allowance
                        - Issued
     Registration Date:
     Serial No.:          74-518136
     Filing Date:         19940428

12.  AIRFLO
     Registration No.:    Non-Final action -
                           Mailed
     Registration Date:
     Serial No.:          74-663252
     Filing Date:         19950419

13.  POWERRING
     Registration No.:    Publication/
                        Registration review
                            complete
     Registration Date:
     Serial No.:          75-006076
     Filing Date:         19951016

14.  ULTRABOUNCE
     Registration No.:    Publication/
                        Registration review
                            complete
     Registration Date:
     Serial No.:          75-006077
     Filing Date:         19951016

                                                                  SCHEDULE B-1

                      INTELLECTUAL PROPERTY STATUS REPORT
                  PATENTS OWNED BY BOLLINGER INDUSTRIES, INC.

-------------------------------------------------------------------------------
                                        SERIAL NO.                 ISSUE NO.
   PATENT TITLE                        FILING DATE                ISSUE DATE
-------------------------------------------------------------------------------
Adjustable seat assembly for         6-915,987                    4,746,114
Exercise Apparatus                     10/6/86                      5/24/88

Starlock Nut Design                  6/510,064                     D278,029
                                      07/01/83                     03/19/85

Curling Bar                          6/700,520                     D290,485
                                      02/11/85                     06/23/87

Adjustable Exercise Bench            6/916,060                     D300,045
                                      10/06/86                     02/28/89

Physical Exerciser                   6/916,060                     D300,048
                                      10/06/86                     02/28/89

Adjustable Exercise Bench            7/169,336                     D300,485
                                      03/17/88                     04/04/89

                                                                  SCHEDULE B-2

                       BOLLINGER INDUSTRIES, INC.-FITNESS
                      INTELLECTUAL PROPERTY STATUS REPORT
                    PATENTS LICENSED BY BOLLINGER INDUSTRIES

--------------------------------------------------------------------------------------------------------------------------
                           SERIAL NO.       ISSUE NO.                                    TYPE OF LICENSE
PATENT TITLE              FILING DATE      ISSUE DATE      INVENTORS                       AND LICENSOR
--------------------------------------------------------------------------------------------------------------------------
Exercise Apparatus          389,360         5,004,227    Ned Hoffman         Limited Exclusive License from Sports-Mitt
(Zoom Off Gloves)           8/25/89          04/02/91                        International (assignee of record) for weight
                                                                             lifting gloves, cross training gloves and all
                                                                             purpose fitness gloves

Exercise Cuffs              627,275         4,602,784    Brent R. Budden     Non-Exclusive License from by Gregory W.
(Softone Weights)            7/2/84          7/29/86     Jo Anne Budden      Durward

Power Forearm                               7,710,535                        Exclusive License
Developer                                    Taiwan                          Manufacturing Purchase Agreement
                                             Patent

Ziplock Collars                              163,131                         Non-Exclusive License
                                            wrong no.                        Distribution Agreement

Universal Ankle Support   7,477,058         5,090,404    Charles Kellassy    Exclusive License from Kellassy. For sale in
                           02/07/90          02/25/92                        U.S. only.

Softone Weights             610,777          D287,525    Gregory W.          Non-Exclusive License from by Durward
                           05/16/84          12/30/87    Durward

Pushovers                 8/236/484                      John Flemming

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Bobby Bollinger,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that he executed
                                           the same in his authorized capacity,
                                           and that by his signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)
                                            COLLATERAL ASSIGNMENT OF PATENTS
                                            AND TRADEMARKS
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
[ ]  ATTORNEY-IN-FACT                                NUMBER OF PAGES

[ ]  TRUSTEE(S)
                                                    AUGUST 16, 1996
[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))
BOLLINGER OPERATING CORP.
-------------------------------------

================================================================================

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Patricia McLoughlin,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that she executed
                                           the same in her authorized capacity,
                                           and that by her signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)
                                            COLLATERAL ASSIGNMENT OF PATENTS
                                            AND TRADEMARKS
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
[ ]  ATTORNEY-IN-FACT                                NUMBER OF PAGES

[ ]  TRUSTEE(S)
                                                    AUGUST 16, 1996
[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))
FOOTHILL CAPITAL CORPORATION
-------------------------------------

================================================================================

                          COLLATERAL ASSIGNMENT OF

                           PATENTS AND TRADEMARKS


        THIS COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS (this "Assignment"), dated as of August 16, 1996, is entered into by and between Bollinger Industries, Inc., a Delaware corporation ("Assignor") with its chief executive office located at 222 West Airport Freeway, Irving, Texas 75062 and Foothill Capital Corporation, a California corporation ("Assignee") with its chief executive office 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, in light of the following facts:

                                    RECITALS

        A. Assignor has requested that Assignee enter into that certain Loan and Security Agreement, of even date herewith, with Assignor (the "Loan Agreement"), pursuant to which Assignee will extend certain loans and financial accommodations to Assignor as described therein.

        B. In order to induce Assignee to enter into the Loan Agreement, Assignor has agreed to assign to Assignee the rights to all of Assignor's currently existing and hereafter acquired or arising patents and trademarks pursuant to this Assignment.

        NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees with Assignee as follows:

        1. To secure the complete and timely satisfaction of any and all debts, liabilities, obligations or undertakings owing by Assignor to Assignee of any kind or description, arising under, advanced pursuant to, or evidenced by the Loan Agreement, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses (as defined in the Loan Agreement) which Assignor is required to pay or reimburse pursuant to the Loan Agreement or by law (collectively, the "Obligations"), Assignor hereby grants, assigns and conveys to Assignee all of Assignor's right, title and interest (but not the obligation to register) in and to all presently existing and hereafter acquired or arising patents and trademarks including, without limitation, the trademark applications and trademarks listed in Schedule A attached hereto and trademark registrations identified therein, and the patent applications and patents listed in Schedule B attached hereto (all as may be amended pursuant hereto from time to time), all proceeds of infringement suits thereof, the right (but not the obligation) to sue for past, present and future infringements thereof and all rights (but not obligations) corresponding thereto, and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents and Trademarks" individually, the "Patents" and the "Trademarks"), and in and to the goodwill and assets of the business to which each of the Trademarks relate (the "Associated Goodwill").

        2. Assignor shall execute and deliver to Assignee concurrently with Assignor's execution of this Assignment, and from time to time hereafter at the request of Assignee, all assignments, powers of attorney, financing statements, continuation financing statements, security agreements, chattel mortgages, and all other documents that Assignee may reasonably request, in form reasonably satisfactory to Assignee and its counsel, to perfect and maintain perfected Assignee's interests in the Patents and Trademarks and the Associated Goodwill, and in order to consummate fully all of the transactions contemplated under this Assignment and the Loan Agreement.

        3.      Assignor covenants and warrants that:

                a. The Patents and Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                b. To the best of Assignor's knowledge, each of the Patents and Trademarks is valid and enforceable;

                c. To the best of Assignor's knowledge, no claim has been made that the use of any or all of the Patents or Trademarks does, or may, violate the rights of any third person;

                d. Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents and Trademarks, free and clear of any voluntary or involuntary liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons (collectively, "Liens"), except as specifically set forth in the Loan Agreement and those licenses and sublicenses which are existing as of the date hereof and those licenses and sublicenses which may be entered into after the date hereof in the ordinary course of Assignor's business;

                e. Assignor has the unqualified right to enter into this Assignment and perform its terms;

                f. Assignor has used, and will continue to use for the duration of this Assignment, proper statutory notice in connection with its use of the Patents and Trademarks;

                g. Assignor has used, and its permitted licensees and sublicensees have used, and will continue to use for the duration of this Assignment, consistent standards of quality in its provision of services and manufacture of products sold under the Patents and Trademarks, which standards shall be at least equivalent to the standards used by Assignor as of the date of this Assignment, and Assignor shall provide to Assignee an officer's certificate to that effect, and Assignor will make or permit no change with respect thereto without the prior written consent of Assignee;

                h. The Patents and Trademarks listed in Schedules A and B, respectively, constitute all Patents and Trademarks now owned by Assignor or in which Assignor has an interest as of the date hereof;

                i. During the term of the Loan Agreement, Assignor will herein keep each and all of the Patents and Trademarks and the registrations with respect thereto, free and clear of all Liens (except as specifically set forth in the Loan Agreement or as otherwise permitted herein), and Assignor will take all steps necessary to maintain in force and renew each and all of the Patents and Trademarks.

        4. Assignor hereby grants to Assignee and its employees and agents, on behalf of itself and its permitted licensees and sublicensees, the right to visit Assignor's and its permitted licensees and sublicensees offices and facilities which provide services or manufacture, inspect or store products sold under or covered by any of the Patents or Trademarks, and to audit and inspect the products and quality control records relating thereto at reasonable times during regular business hours and upon at least one (1) business day's prior written notice to Assignor. Assignor shall do any and all acts required by Assignee to ensure Assignor's compliance with paragraph 3(g).

        5. Assignor agrees that, until all of the Obligations shall have been satisfied indefeasibly and in full and the Loan Agreement terminated, it will not enter into any agreement, except as otherwise permitted herein, encumbering, transferring, permitting the use of, or affecting any of the Patents or the Trademarks, or which is inconsistent with Assignor's obligations under this Assignment, without Assignee's prior written consent, which shall not be unreasonably withheld. Assignor further agrees that it will not take any action, or permit any action to be taken by any affiliate of Assignor or other person subject to Assignor's control, or fail to take any reasonable action, if such action or failure would affect the validity or enforcement of the rights transferred to Assignee under this Assignment.

        6. If, before the Obligations shall have been satisfied indefeasibly and in full, Assignor shall obtain rights to any new trademarks or patentable inventions, or become entitled to the benefit of any new trademarks or patents, including without limitation, any improvement on any Patents, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give Assignee prompt written notice thereof.

        7. Assignor authorizes Assignee to modify this Assignment by amending Schedule A and/or B, as applicable, to include any future trademarks or patents and trademark or patent applications covered by paragraphs 1 and 6 hereof, and to re-record this Assignment from time to time as Assignee sees fit.

        8. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Loan Agreement), Assignee hereby grants to Assignor the exclusive, non-transferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents, and to use the Trademarks and registrations with respect thereto on and in connection with services provided or products sold by Assignor, for Assignor's own benefit and account and for none other, except that Assignor shall be permitted to license and sublicense the Patents and Trademarks in the ordinary course of Assignor's business. Assignor hereby indemnifies Assignee from any claims, suits, losses and damages, including attorneys' fees, arising from Assignor's use and permitted licensees' and sublicensees' use of the Patents and Trademarks, and its operations conducted pursuant to this paragraph 8.
This indemnity shall survive termination of this Assignment. Except as otherwise provided herein, Assignor agrees not to sell or assign its interest in, or grant any license or sublicense under the license granted to Assignor in this paragraph 8, without the prior written consent of Assignee, which shall not be unreasonably withheld.

        9. If any Event of Default shall have occurred and be continuing, upon notice from Assignee to Assignor (as provided in the Loan Agreement), Assignor's license under the Patents and Trademarks, as set forth in paragraph 8, shall terminate forthwith, and Assignee shall have, in addition to all other rights and remedies given it by this Assignment, and the Loan Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents and Trademarks may be located and, without limiting the generality of the foregoing, Assignee may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived and, within the discretion of Assignee, with or without advertisement, sell at public or private sale or otherwise realize upon all or from time to time any of the Patents, Trademarks and the Associated Goodwill, or any interest which Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents and Trademarks all expenses (including all reasonable broker's fees and attorneys' fees), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after full and indefeasible payment of the Obligations shall be paid over to Assignor. Notice of any sale or other disposition of the Patents and Trademarks shall be given to Assignor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents and Trademarks is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Patents and Trademarks and the Associated Goodwill sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

        10. At such time as Assignor shall completely and indefeasibly satisfy the Obligations, this Assignment shall terminate and Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, Trademarks and the Associated Goodwill, subject to any disposition thereof which may have been made by Assignee pursuant hereto or pursuant to the Loan Agreement.

        11. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by Assignee in connection with the preparation of this Assignment and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, renewal fees and encumbrances, or otherwise in protecting, maintaining or preserving the Patents, Trademarks and the Associated Goodwill, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, Trademarks and the Associated Goodwill, shall be borne and paid by Assignor on demand by Assignee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

        12. Assignor shall have the duty, through counsel acceptable to Assignee, to prosecute diligently any patent and trademark applications of the Patents and Trademarks pending as of the date of this Assignment or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks and patentable but unpatented inventions, to file and prosecute opposition and cancellation proceedings, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Patents, the Trademarks and the Associated Goodwill. Any expenses incurred in connection with the Patents and Trademarks as provided herein shall be borne by Assignor. Except as otherwise provided herein, Assignor shall not abandon any right to file a patent or trademark application, or any pending patent or trademark application, or any of the Patents and Trademarks without the consent of Assignee, which consent shall not be unreasonably withheld.

        13. Assignee shall have the right, but shall in no way be obligated, to bring any opposition proceedings, cancellation proceedings or suit in its own name to enforce or protect the Patents and Trademarks, and any license thereunder, in which event Assignor shall at the request of Assignee do any and all lawful acts and execute any and all proper documents reasonably required by Assignee in aid of such enforcement. Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all damages, costs and expenses, including reasonable attorneys' fees and expenses, incurred by Assignee in the fulfillment of the provisions of this paragraph 13.

        14. In the event of the occurrence of an Event of Default under the Loan Agreement, Assignor hereby authorizes and empowers Assignee to make, constitute and appoint any officer or agent of Assignee as Assignee may select, in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use or make use of the Patents, the Trademarks and the Associated Goodwill, or to grant or issue any exclusive or nonexclusive license under the Patents and Trademarks to anyone else, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Patents and Trademarks, registrations with respect thereto, and the Associated Goodwill, to anyone else. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Assignment.

        15. If Assignor fails to comply with any of its obligations hereunder, Assignee may, upon notice to Assignor, perform such obligations, in Assignor's name or in Assignee's name, but at Assignor's expense, and Assignor hereby agrees to reimburse, and on demand to indemnify and hold harmless, Assignee, its successors, assigns, agents and servants, in full for any and all claims, damages, losses, liabilities, demands, causes of action, and any costs and expenses, including reasonable attorneys' fees, incurred by Assignee in connection with this Assignment or in protecting, defending and maintaining the Patents and Trademarks including, without limitation, the loss of any Patents or Trademarks or registrations with respect thereto, the Associated Goodwill, or other rights, whether as a result of the assignment to Assignee hereunder, the exercise or nonexercise by Assignee of any rights, remedies, including foreclosure and sale or licensing remedies, or privileges granted to Assignee hereunder or by law, or otherwise.

        16. Notwithstanding anything to the contrary contained in this Assignment, Assignor shall have the right to abandon such Patents and Trademarks which it deems to be immaterial or not useful to its business.

        17. No course of dealing between Assignor and Assignee, or any failure to exercise, or any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        18. All of Assignee's rights and remedies with respect to the Patents, the Trademarks and the Associated Goodwill, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

        19. The provisions of this Assignment are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Assignment in any jurisdiction.

        20. This Assignment cannot be changed, modified, amended, or terminated except by a written document signed by both Assignor and Assignee, except as provided in paragraph 7.

        21. This Assignment shall bind and inure to the benefit of the respective successors and assigns of Assignor and Assignee; provided, however, Assignor may not assign this Assignment or any rights hereunder without Assignee's prior written consent and any prohibited assignment shall be absolutely void. No such consent to an assignment by Assignee shall release Assignor from its Obligations to Assignee.

        22. Assignee reserves the right, upon an Event of Default under the Loan Agreement, to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in the rights hereunder; provided that, with respect to any sale, assignment, transfer or negotiation by Assignee of less than all of the rights and benefits hereunder, Assignee shall cause such title to the Patents and Trademarks as exists in the name of Assignee pursuant to this Assignment to remain in Assignee's name. In connection with any such sale, assignment, transfer, negotiation or participation, Assignee may disclose all documents and information which Assignee now or hereafter may have relating to Assignor, Assignor's business, the Patents or the Trademarks to any such prospective or permitted transferee, if such transferee agrees to be bound by the confidentiality provisions of the Loan Agreement.

        23. The validity of this Assignment, its construction, interpretation, and enforcement and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. The parties agree that all actions or proceedings arising in connection with this Assignment shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California. ASSIGNOR AND ASSIGNEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS ASSIGNMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23.

        24. All notices or demands by any party hereto to the other party and relating to this Assignment shall be made in the manner and to the addresses set forth in the notices provision of the Loan Agreement.

        25. Unless the context of this Assignment clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder" and similar terms in this Assignment refer to this Assignment as a whole and not to any particular provision of this Assignment. Article, section, subsection, exhibit, and schedule references are to this Assignment unless otherwise specified.

        WITNESS the execution hereof under seal as of the day and year first above written.

                                        NBF, INC.,
                                        a Georgia corporation

                                        By:  Bollinger Operating Corp.,
                                                general partner


                                                By: /s/ BOBBY D. BOLLINGER
                                                    ---------------------------

                                                Its: Vice Chairman
                                                     --------------------------



                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation


                                        By:  /s/ PATRICIA McLOUGHLIN
                                            -----------------------------------

                                        Title: SVP
                                               --------------------------------

[Attach appropriate notarial acknowledgement.]

                                   SCHEDULE A

                               (List of Patents)


1.  Trampoline having safety features
    Serial No: 07/847,302
    Filing Date: 03/06/92
    Issue No:
    Issue Date: 10/25/95

                                   SCHEDULE B


                                Not applicable.

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Bobby Bollinger,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that he executed
                                           the same in his authorized capacity,
                                           and that by his signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)
                                            COLLATERAL ASSIGNMENT OF PATENTS
                                            AND TRADEMARKS
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
[ ]  ATTORNEY-IN-FACT                                NUMBER OF PAGES

[ ]  TRUSTEE(S)
                                                    AUGUST 16, 1996
[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))
BOLLINGER OPERATING CORP.
-------------------------------------

================================================================================

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Patricia McLoughlin,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that she executed
                                           the same in her authorized capacity,
                                           and that by her signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)
                                            COLLATERAL ASSIGNMENT OF PATENTS
                                            AND TRADEMARKS
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
[ ]  ATTORNEY-IN-FACT                                NUMBER OF PAGES

[ ]  TRUSTEE(S)
                                                    AUGUST 16, 1996
[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))
FOOTHILL CAPITAL CORPORATION
-------------------------------------

================================================================================




                                       12